SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: December 13, 2004

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-50548	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 Church Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors.

(a)	Resignation or removal of directors as a result of disagreement or removal for cause.

None.

(b)	Termination of certain officers; resignation or removal of directors other than as a result of disagreement or removal for cause.

Carl B. Hutcherson, Jr. has resigned as a director of the Board of Directors effective December 31, 2004. A copy of his resignation letter is attached as an Exhibit to this Current Report.

(c)	Appointment of new officer or directors.

None.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable.

(b) Pro forma financial information – not applicable.

(c) Exhibits

Exhibit No.	Exhibit Description
10.1	Correspondence from Carl B. Hutcherson, Jr.

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 13, 2004	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ Robert R. Chapman, III
Robert R. Chapman, III President

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Correspondence from Carl B. Hutcherson, Jr.